Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Three	Three	Six	Six
	months	months	months	months
	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)
Operating revenue
Management fee revenue, net	$245,412	$241,646	$462,517	$458,617
Premiums earned	52,110	51,736	103,860	103,662
Service agreement revenue	8,604	7,748	17,182	15,139

Total operating revenue	306,126	301,130	583,559	577,418

Operating expenses
Cost of management operations	196,609	201,338	379,236	382,456
Losses and loss adjustment expenses incurred	35,084	33,823	78,088	67,583
Policy acquisition and other underwriting expenses	12,381	12,281	24,910	24,281

Total operating expenses	244,074	247,442	482,234	474,320

Investment (loss) income – unaffiliated
Investment income, net of expenses	9,548	11,467	22,060	23,139
Realized gains (losses) on investments	3,467	(1,818)	(367)	(14,443)
Total other-than-temporary impairment losses on securities	(2,544)	(12,449)	(7,152)	(24,403)
Portion of losses recognized in other comprehensive income	0	0	0	0

Net impairment losses recognized in earnings	(2,544)	(12,449)	(7,152)	(24,403)
Equity in (losses) earnings of limited partnerships	(26,798)	11,275	(54,829)	19,253

Total investment (loss) income – unaffiliated	(16,327)	8,475	(40,288)	3,546

Income before income taxes and equity in earnings (losses) of Erie Family Life Insurance	45,725	62,163	61,037	106,644
Provision for income taxes	14,855	20,288	17,478	34,539
Equity in earnings (losses) of Erie Family Life Insurance, net of tax	1,864	(560)	304	(813)

Net income	$32,734	$41,315	$43,863	$71,292

Net income per share:
Class A common stock – basic	$0.63	$0.80	$0.85	$1.36

Class A common stock – diluted	0.57	0.71	0.76	1.22

Class B common stock – basic and diluted	93.19	116.10	127.98	200.67

Weighted average shares outstanding:
Class A common stock – basic	51,240,693	51,754,896	51,255,385	52,291,387

Class A common stock – diluted	57,390,302	57,898,022	57,404,994	58,434,513

Class B common stock – basic and diluted	2,551	2,551	2,551	2,551

Dividends declared per share:
Class A common stock	$0.45	$0.44	$0.90	$0.88

Class B common stock	67.50	66.00	135.00	132.00

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(amounts in thousands, except per share data)

	Three	Three	Six	Six
	months	months	months	months
	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)
Management operations
Management fee revenue	$259,771	$255,809	$489,541	$485,408
Service agreement revenue	8,604	7,748	17,182	15,139

Total revenue from management operations	268,375	263,557	506,723	500,547
Cost of management operations	208,093	213,114	401,367	404,774

Income from management operations	60,282	50,443	105,356	95,773

Insurance underwriting operations
Premiums earned	52,110	51,736	103,860	103,662

Losses and loss adjustment expenses incurred	35,084	33,823	78,088	67,583
Policy acquisition and other underwriting expenses	15,256	14,668	29,804	28,754

Total losses and expenses	50,340	48,491	107,892	96,337

Underwriting income (loss)	1,770	3,245	(4,032)	7,325

Investment operations
Investment income, net of expenses	9,548	11,467	22,060	23,139
Realized gains (losses) on investments	3,467	(1,818)	(367)	(14,443)
Net impairment losses recognized in earnings	(2,544)	(12,449)	(7,152)	(24,403)
Equity in (losses) earnings of limited partnerships	(26,798)	11,275	(54,829)	19,253
Equity in earnings (losses) of Erie Family Life Insurance	2,005	(602)	327	(874)

Net (loss) revenue from investment operations	(14,322)	7,873	(39,961)	2,672

Income before income taxes	47,730	61,561	61,363	105,770
Provision for income taxes	14,996	20,246	17,500	34,478

Net income	$32,734	$41,315	$43,863	$71,292

Net income per share – Class A basic	$0.63	$0.80	$0.85	$1.36

Net income per share – Class A diluted	0.57	0.71	0.76	1.22

Net income per share – Class B basic and diluted	93.19	116.10	127.98	200.67

Weighted average shares outstanding - Class A diluted	57,390	57,898	57,405	58,435

Amounts presented on a segment basis are gross of intercompany/intersegment items.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition of non-GAAP and operating measures

We believe that investors’ understanding of our performance is enhanced by the disclosure of the following non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and impairment losses and related federal income taxes. We elected the fair value measurement option for our common stock portfolio effective January 1, 2008. As such, changes in value related to common stocks are reported in earnings. These unrealized gains or losses are included in the net realized losses/gains on investments on the Consolidated Statements of Operations that is used to calculate operating income. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Equity in earnings or losses of limited partnerships includes the respective investment’s realized capital gains and losses, as well as unrealized gains and losses.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate the results of operations. It reveals trends in our management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses including impairment losses. Realized capital gains and losses including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions, the timing of which is unrelated to our management services and insurance underwriting processes. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect our overall profitability.

The following table reconciles operating income and net income for the periods ended June 30, 2009 and 2008:

	Three	Three	Six	Six
	months ended	months ended	months ended	months ended
	June 30,	June 30,	June 30,	June 30,
	2009	2008	2009	2008
(in thousands, except per share data)
	(Unaudited)		(Unaudited)
Operating income	$32,134	$50,589	$48,750	$96,542
Net realized gains (losses) and impairments on investments	923	(14,267)	(7,519)	(38,846)
Income tax (expense) benefit	(323)	4,993	2,632	13,596

Realized gains (losses) and impairments, net of income taxes	600	(9,274)	(4,887)	(25,250)

Net income	$32,734	$41,315	$43,863	$71,292

	Three	Three	Six	Six
	months ended	months ended	months ended	months ended
	June 30,	June 30,	June 30,	June 30,
	2009	2008	2009	2008

Per Class A share – diluted:	(Unaudited)		(Unaudited)
Operating income	$0.56	$0.87	$0.85	$1.65
Net realized gains (losses) and impairments on investments	0.02	(0.25)	(0.13)	(0.66)
Income tax (expense) benefit	(0.01)	0.09	0.04	0.23

Realized gains (losses) and impairments, net of income taxes	0.01	(0.16)	(0.09)	(0.43)

Net income	$0.57	$0.71	$0.76	$1.22

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(amounts in thousands, except per share data)

	June 30,	December 31,
	2009	2008
	(Unaudited)
Assets
Investments
Available-for-sale securities, at fair value:
Fixed maturities	$601,971	$563,429
Equity securities	46,491	55,281
Trading securities, at fair value	36,125	33,338
Other invested assets	255,876	300,391

Total investments	940,463	952,439
Cash and cash equivalents	26,417	61,073
Equity in Erie Family Life Insurance	57,476	29,236
Premiums receivable from policyholders	257,049	244,760
Receivables from affiliates	1,144,086	1,130,610
Other assets	210,237	195,268

Total assets	$2,635,728	$2,613,386

Liabilities and shareholders’ equity
Liabilities
Unpaid losses and loss adjustment expenses	$979,869	$965,081
Unearned premiums	442,579	424,370
Other liabilities	384,164	432,060

Total liabilities	1,806,612	1,821,511
Total shareholders’ equity	829,116	791,875

Total liabilities and shareholders’ equity	$2,635,728	$2,613,386

Book value per share	$14.45	$13.79

Shares outstanding	57,363	57,405

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three	Three	Six	Six
	months ended	months ended	months ended	months ended
	June 30,	June 30,	June 30,	June 30,
	2009	2008	2009	2008
(dollars in thousands)
Property and Casualty Group insurance underwriting operations (SAP basis)

Direct underwriting results
Direct written premium	$1,044,285	$1,030,036	$1,965,364	$1,948,432

Premiums earned	966,493	962,466	1,905,187	1,900,286

Loss and loss adjustment expenses incurred	626,620	602,238	1,405,465	1,205,628
Policy acquisition and other underwriting expenses	294,777	284,255	556,577	539,118

Total losses and expenses	921,397	886,493	1,962,042	1,744,746

Direct underwriting income (loss)	45,096	75,973	(56,855)	155,540

Nonaffiliated reinsurance underwriting results
Assumed voluntary-less ceded retrocessions	800	(555)	(36)	(345)
Assumed involuntary	3,066	(1,614)	3,177	(2,405)
Less: Ceded	7,266	9,253	21,437	18,296

Nonaffiliated reinsurance underwriting income	(3,400)	(11,422)	(18,296)	(21,046)

Net underwriting income (loss) (SAP basis)	$41,696	$64,551	($75,151)	$134,494

Erie Indemnity insurance underwriting operations (SAP to GAAP basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%	5.50%	5.50%

Indemnity preliminary underwriting income (loss) (SAP basis)	$2,293	$3,550	($4,133)	$7,397
SAP to GAAP adjustments	(523)	(305)	101	(72)

Indemnity underwriting income (loss) before tax (GAAP basis)	$1,770	$3,245	($4,032)	$7,325

Property & Casualty Group (SAP basis)
Net basis:
Loss and LAE ratio	65.2%	63.8%	74.7%	64.7%
Underwriting ratio	28.0	27.4	28.0	27.3
Policyholder dividends ratio	0.0	0.0	0.0	0.1

Statutory combined ratio	93.2	91.2	102.7	92.1

Adjusted combined ratio, excluding profit component	88.2	87.0	98.2	88.0
Direct business:
Loss ratio points from prior accident year reserve development – (redundancy) deficiency	(0.3)	(3.9)	1.9	(4.6)
Loss ratio points from prior accident years from salvage and subrogation recoveries collected	(1.6)	(1.6)	(2.4)	(2.4)

Total loss ratio points from prior accident years	(1.9)	(5.5)	(0.5)	(7.0)

Loss ratio points from catastrophes	1.5	2.9	4.6	2.3
Erie Indemnity Company
GAAP combined ratio	96.6	93.7	103.9	92.9
GAAP loss ratio points from catastrophes	1.6	3.0	4.6	2.3

SAP basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC).

Selected financial data of Erie Insurance Exchange:

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In our opinion, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three	Three	Six	Six
	months ended	months ended	months ended	months ended
	June 30,	June 30,	June 30,	June 30,
	2009	2008	2009	2008
(dollars in thousands)
Statutory accounting basis	(Unaudited)		(Unaudited)
Premiums earned	$913,464	$905,050	$1,797,715	$1,792,542
Losses, loss adjustment expenses and
underwriting expenses	874,063	844,022	1,868,722	1,665,440

Net underwriting income (loss)	39,401	61,028	(71,007)	127,102

Total investment income (loss)	283	(54,492)	(191,408)	(24,263)

Income (loss) before income taxes	39,684	6,536	(262,415)	102,839
Federal income tax expense (benefit)	5,656	52,564	(47,564)	113,364

Net income (loss)	$34,028	$(46,028)	$(214,851)	$(10,525)

	As of	As of
	June 30,	December 31,
	2009	2008
(dollars in thousands)
Statutory accounting basis	(Unaudited)
Cash and invested assets	$7,785,784	$7,595,727
Other assets	1,388,664	1,552,902

Total assets	$9,174,448	$9,148,629

Loss, loss adjustment expense and
unearned premium reserves	$4,917,441	$4,768,240
Other liabilities	341,763	334,399

Total liabilities	5,259,204	5,102,639

Policyholders’ surplus	3,915,244	4,045,990

Total liabilities and policyholders’ surplus	$9,174,448	$9,148,629

Management fee revenue by major lines of business – Segment basis:

	Three months	Three months		Six months	Six months
	ended	ended		ended	ended
	June 30,	June 30,	%	June 30,	June 30,	%
	2009	2008	Change	2009	2008	Change
(dollars in thousands)
Private passenger auto	$122,966	$120,804	1.8%	$233,337	$230,054	1.4%
Homeowners	55,304	51,756	6.9	94,986	89,540	6.1
Commercial multi-peril	30,005	29,950	0.2	59,022	58,694	0.6
Commercial auto	21,003	21,638	(2.9)	40,753	42,355	(3.8)
Workers compensation	17,138	19,490	(12.1)	36,047	40,704	(11.4)
All other lines of business	14,655	13,871	5.7	27,196	25,761	5.6

	261,071	257,509	1.4	491,341	487,108	0.9
Change in allowance for management fee returned on cancelled policies	(1,300)	(1,700)		(1,800)	(1,700)

Management fee revenue, net of allowance	$259,771	$255,809	1.5%	$489,541	$485,408	0.9%

Management fee rate	25.00%	25.00%		25.00%	25.00%

Growth rates of policies in force for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.		12-mth.	Total	12-mth.
	Passenger	growth		growth	All Other	growth	Personal	growth
Date	Auto	rate	Homeowners	rate	Personal Lines	rate	Lines	rate
06/30/2007	1,644,561	0.4%	1,398,034	2.3%	311,761	5.9%	3,354,356	1.7%
09/30/2007	1,649,801	0.8	1,408,114	2.5	316,786	6.2	3,374,701	2.0
12/31/2007	1,651,234	1.1	1,413,712	2.6	321,431	6.6	3,386,377	2.2
03/31/2008	1,655,869	1.2	1,420,250	2.6	325,926	6.7	3,402,045	2.3
06/30/2008	1,667,446	1.4	1,433,504	2.5	332,922	6.8	3,433,872	2.4
09/30/2008	1,677,151	1.7	1,446,779	2.7	340,566	7.5	3,464,496	2.7
12/31/2008	1,683,526	2.0	1,454,797	2.9	346,953	7.9	3,485,276	2.9
03/31/2009	1,694,583	2.3	1,466,227	3.2	353,470	8.5	3,514,280	3.3
06/30/2009	1,709,580	2.5	1,483,763	3.5	362,582	8.9	3,555,925	3.6

		12-mth.	CML*	12-mth.		12-mth.		12-mth.	Total	12-mth.
	CML*	growth	Multi-	growth	Workers	growth	All Other	growth	CML*	growth
Date	Auto	rate	Peril	rate	Comp.	rate	CML* Lines	rate	Lines	rate
06/30/2007	121,587	1.8%	223,670	3.0%	53,955	(1.7)%	94,612	3.3%	493,824	2.2%
09/30/2007	122,154	2.2	226,302	3.9	54,341	(0.1)	96,167	3.8	498,964	3.0
12/31/2007	122,558	2.3	228,214	4.4	54,720	1.5	96,464	4.1	501,956	3.5
03/31/2008	122,882	2.5	229,577	4.7	54,927	2.7	96,511	3.9	503,897	3.8
06/30/2008	123,955	1.9	234,393	4.8	55,801	3.4	97,745	3.3	511,894	3.7
09/30/2008	124,418	1.9	236,994	4.7	56,381	3.8	98,786	2.7	516,579	3.5
12/31/2008	124,205	1.3	237,228	3.9	56,704	3.6	98,796	2.4	516,933	3.0
03/31/2009	123,747	0.7	236,804	3.1	56,661	3.2	98,622	2.2	515,834	2.4
06/30/2009	124,917	0.8	240,970	2.8	57,549	3.1	99,973	2.3	523,409	2.2

		12-mth.
	Total All	growth
Date	Lines	rate
06/30/2007	3,848,180	1.8%
09/30/2007	3,873,665	2.1
12/31/2007	3,888,333	2.4
03/31/2008	3,905,942	2.5
06/30/2008	3,945,766	2.5
09/30/2008	3,981,075	2.8
12/31/2008	4,002,209	2.9
03/31/2009	4,030,114	3.2
06/30/2009	4,079,334	3.4

CML* = Commercial

Policy retention trends for Property and Casualty Group insurance operations by major lines of business:

	Private			CML*
	Passenger	CML*		Multi-	Workers	All Other
Date	Auto	Auto	Homeowners	Peril	Comp.	Lines	Total All Lines
06/30/2007	91.1%	88.1%	89.9%	86.0%	86.3%	87.6%	89.9%
09/30/2007	91.3	88.2	90.1	86.1	86.8	87.5	90.0
12/31/2007	91.5	88.2	90.3	86.0	86.8	87.8	90.2
03/31/2008	91.6	88.4	90.5	86.5	87.6	87.9	90.4
06/30/2008	91.6	87.9	90.7	86.2	87.5	88.1	90.4
09/30/2008	91.7	87.8	91.0	86.0	87.2	88.2	90.5
12/31/2008	91.8	87.6	91.1	85.6	86.6	88.5	90.6
03/31/2009	91.9	87.5	91.4	85.7	86.3	88.8	90.8
06/30/2009	91.9	87.3	91.6	85.2	85.7	89.1	90.8

CML* = Commercial

Average premium per policy trends for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.	All other	12-mth.		12-mth.
	Passenger	percent		percent	Personal	percent	Total Personal	percent
Date	Auto	change	Homeowners	change	Lines	change	Lines	change
06/30/2007	$1,094	(4.0)%	$520	(2.8)%	$351	0.9%	$786	(3.9)%
09/30/2007	1,093	(2.6)	519	(2.1)	352	1.1	783	(2.9)
12/31/2007	1,092	(1.6)	518	(1.5)	353	1.1	782	(1.9)
03/31/2008	1,091	(0.8)	518	(1.1)	354	1.4	781	(1.3)
06/30/2008	1,088	(0.5)	514	(1.2)	353	0.6	777	(1.1)
09/30/2008	1,086	(0.6)	511	(1.5)	354	0.6	774	(1.1)
12/31/2008	1,085	(0.6)	511	(1.4)	356	0.8	773	(1.2)
03/31/2009	1,081	(0.9)	512	(1.2)	358	1.1	771	(1.3)
06/30/2009	1,076	(1.1)	516	0.4	359	1.7	769	(1.0)

		12-mth.		12-mth.		12-mth.	Total	12-mth.
		percent		percent	All Other	percent	CML*	percent
Date	CML* Auto	change	Workers Comp.	change	CML* Lines	change	Lines	change
06/30/2007	$2,627	(3.8)%	$5,901	(3.9)%	$1,616	(3.6)%	$2,333	(4.5)%
09/30/2007	2,600	(3.9)	5,780	(4.4)	1,592	(4.6)	2,295	(5.0)
12/31/2007	2,577	(4.1)	5,602	(6.4)	1,581	(4.6)	2,262	(5.5)
03/31/2008	2,568	(3.6)	5,453	(7.8)	1,576	(4.0)	2,240	(5.3)
06/30/2008	2,530	(3.7)	5,236	(11.3)	1,546	(4.3)	2,187	(6.3)
09/30/2008	2,514	(3.3)	5,067	(12.3)	1,536	(3.5)	2,157	(6.0)
12/31/2008	2,505	(2.8)	4,951	(11.6)	1,533	(3.0)	2,141	(5.3)
03/31/2009	2,483	(3.3)	4,792	(12.1)	1,537	(2.5)	2,122	(5.3)
06/30/2009	2,439	(3.6)	4,555	(13.0)	1,511	(2.3)	2,067	(5.5)

		12-mth.
	Total All	percent
Date	Lines	change
06/30/2007	$984	(4.1)%
09/30/2007	978	(3.3)
12/31/2007	973	(2.8)
03/31/2008	969	(2.2)
06/30/2008	960	(2.4)
09/30/2008	953	(2.6)
12/31/2008	949	(2.5)
03/31/2009	944	(2.6)
06/30/2009	936	(2.5)

CML* = Commercial

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three Months ended				Three Months ended
	June 30, 2009				June 30, 2008
	Calendar* Year	Prior Year** Reserve Development Deficiency (Redundancy)	Catastrophe Losses	Current Accident Year Excluding Catastrophes	Calendar* Year	Prior Year** Reserve Development Deficiency (Redundancy)	Catastrophe Losses	Current Accident Year Excluding Catastrophes

Private Passenger Auto	89.0%	0.7%	-1.9%	90.2%	83.6%	-2.5%	0.9%	85.2%
Homeowners	97.9%	1.0%	8.4%	88.5%	88.2%	-9.5%	10.3%	87.4%
Other Personal Lines	75.6%	-4.6%	3.0%	77.2%	98.7%	9.1%	2.9%	86.7%
Total Personal	90.8%	0.5%	1.2%	89.1%	85.5%	-4.0%	3.6%	85.9%
Commercial Multi-Peril	96.1%	4.4%	6.6%	85.1%	74.1%	-17.4%	2.6%	88.9%
Commercial Auto	85.7%	2.9%	-1.1%	83.9%	94.4%	4.3%	1.3%	88.8%
Workers’ Compensation	70.3%	-18.8%	0.0%	89.1%	115.6%	6.3%	0.0%	109.3%
Other Commercial Lines	61.9%	-5.9%	0.7%	67.1%	63.9%	1.3%	0.4%	62.2%
Total Commercial	84.5%	-2.3%	2.4%	84.4%	90.1%	-3.7%	1.4%	92.4%
Grand Total – Direct Business Only	89.1%	-0.3%	1.5%	87.9%	86.9%	-3.9%	2.9%	87.9%
		Six Months ended				Six Months ended
		June 30, 2009				June 30, 2008

	Calendar* Year	Prior Year** Reserve Development Deficiency (Redundancy)	Catastrophe Losses	Current Accident Year Excluding Catastrophes	Calendar* Year	Prior Year** Reserve Development Deficiency (Redundancy)	Catastrophe Losses	Current Accident Year Excluding Catastrophes

Private Passenger Auto	95.5%	3.0%	0.8%	91.7%	84.3%	-6.8%	0.6%	90.5%
Homeowners	113.8%	3.2%	16.2%	94.4%	89.2%	-5.4%	8.1%	86.5%
Other Personal Lines	82.2%	-5.5%	5.3%	82.4%	79.3%	-3.8%	3.1%	80.0%
Total Personal	99.9%	2.6%	5.3%	92.0%	85.4%	-6.3%	2.8%	88.9%
Commercial Multi-Peril	112.9%	11.7%	6.1%	95.1%	91.6%	-2.1%	2.4%	91.3%
Commercial Auto	75.0%	-8.5%	1.8%	81.7%	78.6%	-9.8%	0.7%	87.7%
Workers’ Compensation	88.8%	-4.3%	0.0%	93.1%	103.0%	5.6%	0.0%	97.4%
Other Commercial Lines	53.5%	-17.4%	0.6%	70.3%	90.4%	23.2%	0.4%	66.8%
Total Commercial	92.0%	0.0%	3.0%	89.0%	90.9%	-0.5%	1.2%	90.2%
Grand Total – Direct Business Only	97.7%	1.9%	4.6%	91.2%	87.1%	-4.6%	2.3%	89.4%
*The calendar year combined ratio represents the adjusted statutory combined ratio, which removes the profit component of the management fee earned by the Company.
**The prior accident year reserve development does not include the effects of salvage and subrogation recoveries.